                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 17, 1997


                       BROOKDALE LIVING COMMUNITIES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                            0-22253                       36-4103821
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
(State or other jurisdiction of          Commission File Number            (I.R.S. Employer
incorporation or organization                                           Identification Number)

               77 West Wacker Drive, Chicago, Illinois                           60601
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               (Address of principal executive offices)                        (Zip Code)
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Registrant's telephone number, including area code:  (312) 977-3700.


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

     On December 17, 1997, Brookdale Living Communities of Florida, Inc. ("BLC-
Florida"), a subsidiary of Brookdale Living Communities, Inc., entered into an operating lease (the "Classic Lease") with The Classic Business Trust, an unaffiliated third party (the "Classic Lessor"), pursuant to which BLC-Florida leases a 296-unit senior and assisted living facility located in West Palm
Beach, Florida, known as The Classic at West Palm Beach (the "Classic
Facility"). The initial term of the Classic Lease commenced on December 18, 1997, and expires on December 11, 2002. BLC-Florida has the option to renew the Classic Lease for up to five (5) one-year periods, through December 11, 2007.
Under the Classic Lease, BLC-Florida is obligated to make monthly rent payments in the amount of $151,000 and variable quarterly rent payments, the amount of which varies based on LIBOR and are estimated to be approximately $27,000.
During the term of the Classic Lease, BLC-Florida is responsible for the payment of all operating expenses related to the Classic Facility. BLC-Florida's obligations under the Lease are secured by a pledge of securities currently valued at approximately $9.3 million. The Classic Lease grants BLC-Florida the option to purchase the Classic Facility from the Classic Lessor.

     On December 17, 1997, Brookdale Living Communities of New Jersey, Inc.
("BLC-New Jersey"), a subsidiary of Brookdale Living Communities, Inc., entered into an operating lease (the "Brendenwood Lease") with The Brendenwood Business
Trust, an unaffiliated third party (the "Brendenwood Lessor"), pursuant to which BLC-New Jersey leases a 149-unit senior and assisted living facility located in Voorhees, New Jersey, known as the Brendenwood Retirement Community (the
"Brendenwood Facility"). The initial term of the Brendenwood Lease commenced on December 22, 1997, and expires on December 11, 2002. BLC-New Jersey has the option to renew the Brendenwood Lease for up to five (5) one-year periods, through December 11, 2007. Under the Brendenwood Lease, BLC-New Jersey is obligated to make monthly rent payments in the amount of $83,000 and variable quarterly rent payments, the amount of which varies based on LIBOR and are estimated to be approximately $14,000. During the term of the Brendenwood
Lease, BLC-New Jersey is responsible for the payment of all operating expenses related to the Brendenwood Facility. BLC-New Jersey's obligations under the Lease are secured by a pledge of securities currently valued at approximately
$4.5 million. The Brendenwood Lease grants BLC-New Jersey the option to purchase the Brendenwood Facility from the Brendenwood Lessor.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
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
Exhibit
Number       Description
-------      -----------
c) 10.1      Lease dated as of December 17, 1997 between Brookdale Living
             Communities of Florida, Inc. and The Classic Business Trust

   10.2      Loan Agreement dated December 18, 1997 by and among The Classic
             Business Trust, Brookdale Living Communities of Florida, Inc. and
             Nomura Asset Capital Corporation

10.3    Certificate Pledge Agreement dated as of December 17, 1997 by Brookdale
        Living Communities of Florida, Inc. in favor of The Classic Business
        Trust

10.4    Securities Pledge Agreement dated as of December 17, 1997 by Brookdale
        Living Communities of Florida, Inc. in favor of The Classic Business
        Trust and Wilmington Trust Company

10.5    Indemnity Agreement dated December 17, 1997 from Brookdale Living
        Communities, Inc. to Wilmington Trust Company and FBTC Leasing Corp.

10.6    Guaranty and Suretyship Agreement dated December 18, 1997 from Brookdale
        Living Communities of Florida, Inc. in favor of Nomura Asset Capital
        Corporation

10.7    Environmental Indemnity Agreement dated December 18, 1997 from Brookdale
        Living Communities of Florida, Inc. in favor of Nomura Asset Capital
        Corporation

10.8 Lease dated as of December 17, 1997 between Brookdale Living Communities of New Jersey, Inc. and The Brendenwood Business Trust

10.9    Loan Agreement dated December 18, 1997 by and among The Brendenwood
        Business Trust, Brookdale Living Communities of New Jersey, Inc. and
        Nomura Asset Capital Corporation

10.10   Certificate Pledge Agreement dated as of December 17, 1997 by Brookdale
        Living Communities of New Jersey, Inc. in favor of The Brendenwood
        Business Trust

10.11   Securities Pledge Agreement dated as of December 17, 1997 by Brookdale
        Living Communities of New Jersey, Inc. in favor of The Brendenwood
        Business Trust and Wilmington Trust Company

10.12   Indemnity Agreement dated December 17, 1997 from Brookdale Living
        Communities, Inc. in favor of Wilmington Trust Company and FBTC Leasing
        Corp.

10.13   Guaranty and Suretyship Agreement dated December 18, 1997 from Brookdale
        Living Communities of New Jersey, Inc. in favor of Nomura Asset Capital
        Corporation

10.14   Environmental Indemnity Agreement dated December 18, 1997 from Brookdale
        Living Communities of New Jersey, Inc. in favor of Nomura Asset Capital
        Corporation


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BROOKDALE LIVING COMMUNITIES, INC.
                              ----------------------------------
                              Registrant



                              By:  /s/  Craig G. Walczyk
                                   ---------------------
                                   Craig G. Walczyk
                                   Vice President and Chief Financial Officer